POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Emerging Market Debt Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/ John H. Dobkin
                                        ---------------------------
                                            John H. Dobkin


Dated:  August 15, 2007

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Emerging Market Debt Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/ William H. Foulk, Jr.
                                        ---------------------------
                                            William H. Foulk, Jr.


Dated:  August 15, 2007

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Emerging Market Debt Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                        /s/ Nancy P. Jacklin
                                        ---------------------------
                                            Nancy P. Jacklin



Dated:  August 15, 2007

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Emerging Market Debt Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                        /s/ Marshall C. Turner Jr.
                                        ---------------------------
                                            Marshall C. Turner Jr.


Dated:  August 15, 2007

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy Hay, and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein Emerging Market Debt Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/ Earl D. Weiner
                                        ---------------------------
                                            Earl D. Weiner



Dated:  August 15, 2007



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